UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	abrdn Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2026

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Global Income Fund, Inc. (FCO)
Semi-Annual Report
April 30, 2026
aberdeeninvestments.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
On April 14, 2026, the Fund announced that, at its Special Meeting of Shareholders held on April 13, 2026, shareholders voted to approve the reorganization of FCO into the abrdn Asia-Pacific Income Fund, Inc. ("FAX").
On May 18, 2026, FAX announced that it had successfully completed the reorganization of FCO into FAX after the close of regular business on May 15, 2026 ("Reorganization"). In the reorganization, common shareholders of FCO received an amount of FAX common shares with a net asset value equal to the aggregate net asset value of their holdings of FCO common shares, as determined at the close of regular business on May 15, 2026. As a result, common shareholders of FCO received 0.176821 of newly-issued FAX common shares for every 1 share of FCO that they had previously held. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction.
We present the final Semi-Annual Report, which covers the activities of abrdn Global Income Fund, Inc. (the "Fund" or "FCO"), for the six-month period ended April 30, 2026, prior to the Reorganization. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.
Total Investment Return1
For the six-month period ended April 30, 2026, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	4.56%
Market Price[2]	2.97%
Blended Benchmark[4]	1.92%
NAV, Market Price and Premium(+)/Discount(-)
The below table represents a comparison between the current six-month period end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2026	$2.75	$2.61	-5.09%
10/31/2025	$3.03	$2.92	-3.63%
During the six-month period ended April 30, 2026, the Fund’s NAV was within a range of $2.68 to $3.04 and the Fund’s market price traded within a range of $2.56 to $3.44. During the six-month period ended April 30, 2026, the Fund’s shares traded within a range of a premium(+)/discount(-) of -6.57% to 18.93%.
Managed Distribution Policy
The Fund's distributions to common shareholders and the annualized distribution rates based on market price and NAV, respectively, for the six-month periods ended April 30, 2026,  October 31, 2025 and October 31, 2024 are shown in the table below:
	Distribution per share to common shareholders	Market Price	Annualized distribution rate based on market price	NAV	Annualized distribution rate based on NAV
4/30/2026	$0.42	$2.61	32.2%	$2.75	30.5%
10/31/2025	$0.84	$2.92	28.8%	$3.03	27.7%
10/31/2024	$0.84	$5.84	14.4%	$3.55	23.7%
Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the quarterly meetings of the Fund’s Board of Directors (the "Board"), unless market conditions require an earlier evaluation.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	Blended Benchmark as defined in Total Investment Return section on Page 5.
abrdn Global Income Fund, Inc.	1

Letter to Shareholders  (unaudited)  (concluded)

Revolving Credit Facility
The Fund’s $25,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 1-year term on February 24, 2026 (“Revolving Credit Facility”) to extend the scheduled commitment termination date to February 23, 2027. The Fund’s outstanding balance as of April 30, 2026 was $15,800,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A more detailed description of the Fund’s Revolving Credit Facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding shares of common stock, with the amount and timing of any repurchase determined at the discretion of the Fund's Investment Manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six-month period ended April 30, 2026, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase during each 12-month period ended October 31 up to 12% of its outstanding shares of common stock outstanding as of October 31 of the prior year.
Portfolio Holdings Disclosure
The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.
Contact Us:
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Global Income Fund, Inc.

Loan Facilities and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to seek to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”). The covenants or guidelines could impede management of the Fund from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.
Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000.
Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets. Under the Fund's loan facilities, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on a reference rate such as the Secured Overnight Financing Rate ("SOFR”), plus a spread. Additionally, the Fund may invest in certain debt securities, derivatives or other financial instruments that utilize SOFR as a “benchmark” or “reference rate” for various interest rate calculations.
Interest Rate Swaps
The Fund enters into interest rate swaps to hedge interest rate risk on the credit facility. As of April 30, 2026, the Fund held interest rate swap agreements with an aggregate notional amount of $15,800,000 which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:
Remaining Term as of April 30, 2026	Receive/(Pay) Floating Rate	Amount (in $ thousands)	Fixed Rate Payable (%)
39 months	Receive	$4,700.0	3.40%
70 months	Receive	$4,750.0	3.40%
82 months	Receive	$7,350.0	3.38%
70 months	Pay	$1,000.0	3.40%

abrdn Global Income Fund, Inc.	3

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s blended benchmark and the Bloomberg Global Aggregate Index for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended April 30, 2026.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	4.56%	11.69%	4.62%	-1.52%	1.14%
Market Price	2.97%	-44.12%	-4.13%	-6.97%	1.45%
Blended Benchmark*	1.92%	8.29%	7.33%	1.85%	3.01%
Bloomberg Global Aggregate Index[1]	0.65%	2.54%	2.86%	-1.47%	0.57%

*	The blended benchmark is summarized in the table below:

Blended Benchmark Constituents	Weight
ICE BofA Merrill Lynch Australian Government Bond Index[2]	10.0%
ICE BofA Merrill Lynch New Zealand Government Bond Index[3]	5.0%
iBoxx Asia Government (U.S. dollar unhedged)[4]	25.0%
J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index[5]	35.0%
ICE BofA Global High Yield Constrained Index[6]	25.0%
Performance of a $10,000 Investment (as of April 30, 2026)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
{foots1}
[1]	The Bloomberg Global Aggregate Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
{foots1}
[2]	The ICE BofA Merrill Lynch Australian Government Bond Index tracks the performance of AUD denominated sovereign debt publicly issued by the Australian government in its domestic market.
{foots1}
[3]	The ICE BofA Merrill Lynch New Zealand Government Bond Index tracks the performance of NZD denominated sovereign debt publicly issued by the New Zealand government in its domestic market.
{foots1}
[4]	The iBoxx Asia Government (U.S. dollar unhedged) tracks the performance of local currency-denominated sovereign and quasi-sovereign debt from 11 Asian countries/territories.
{foots1}
[5]	The J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed rate, domestic currency government bonds.
{foots1}
[6]	The ICE BofA Global HighYield Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%.Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.
4	abrdn Global Income Fund, Inc.

Total Investment Return  (unaudited)  (concluded)

abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of April 30, 2026. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 800-522-5465.
The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2026, was 4.74%. The annualized net operating expense ratio net of fee waivers based on the six-month period ended April 30, 2026 was 4.65%. The annualized net operating expense ratio, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2026, was 2.51%.
abrdn Global Income Fund, Inc.	5

Portfolio Composition  (as a percentage of net assets) (unaudited)
As of April 30, 2026

Quality of Investments(1)(2)
As of April 30, 2026, 5.9% of the Fund’s investments were invested in securities where either the issue or the issuer was rated “A” or better by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings, Inc. ("Fitch") or, if unrated, was judged to be of equivalent quality by abrdn Asia Limited (the “Investment Manager”). The following table shows the ratings of securities held by the Fund as of April 30, 2026, compared with October 31, 2025 and April 30, 2025:
Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba %	B %	B or below %	NR %
April 30, 2026	0.0	0.0	5.9	13.7	18.4	13.4	4.9	43.7
October 31, 2025	0.8	1.5	6.0	11.9	41.7	24.8	7.9	5.4
April 30, 2025	0.0	2.1	5.9	13.4	36.4	29.6	8.6	4.0
Geographic Composition
The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2026, compared with October 31, 2025 and April 30, 2025:
Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2026*	14.1	12.6	30.0
October 31, 2025	49.1	13.5	37.4
April 30, 2025	45.5	20.4	34.1

*	The remaing balance is 43.3% in cash.
Currency Composition(2)
The table below shows the currency composition of the Fund’s total investments as of April 30, 2026, compared with October 31, 2025 and April 30, 2025:
Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2026	90.7	1.7	7.6
October 31, 2025	89.7	6.0	4.3
April 30, 2025	87.3	4.9	7.8
Maturity Composition(2)
The average maturity of the Fund’s total investments was 5.4 years as of April 30, 2026, compared with 6.8 years as of October 31, 2025, and 6.7 years as of April 30, 2025. The following table shows the maturity composition of the Fund’s investments as of April 30, 2026, compared with October 31, 2025 and April 30, 2025:
Date	0 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2026	62.0	12.7	25.3
October 31, 2025	51.5	21.6	26.9
April 30, 2025	51.9	22.3	25.8
6	abrdn Global Income Fund, Inc.

Portfolio Composition  (as a percentage of net assets) (unaudited)  (concluded)
As of April 30, 2026

Modified Duration
As of April 30, 2026, the modified duration* of the Fund was 0.0 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will decrease portfolio duration.
*	Modified duration is a measure of the sensitivity of the price of a bond to the fluctuations in interest rates.
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P, Moody’s or Fitch if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by these rating agencies. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.
(2)	% reflected in below table do not reflect exposure to derivatives.
abrdn Global Income Fund, Inc.	7

Summary of Key Rates  (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2026 compared to October 31, 2025 and April 30, 2025.
		Apr–26	Oct–25	Apr-25
Australia	90 day Bank Bills	4.38%	3.64%	3.88%
	10 yr bond	5.07%	4.30%	4.12%
	currency local per 1USD	$1.39	$1.53	$1.56
New Zealand	90 day Bank Bills	2.63%	2.52%	3.43%
	10 yr bond	4.74%	4.06%	4.44%
	currency local per 1USD	$1.70	$1.75	$1.69
Malaysia	3-month T-Bills	2.91%	2.83%	3.11%
	10 yr bond	3.57%	3.49%	3.66%
	currency local per 1USD	RM3.97	RM4.19	RM4.32
India	3-month T-Bills	5.28%	5.44%	5.89%
	10 yr bond	7.04%	6.53%	6.36%
	currency local per 1USD	₹94.91	₹88.77	₹84.48
Indonesia	3 months deposit rate	3.81%	3.92%	4.28%
	10 yr bond	6.83%	6.06%	6.86%
	currency local per 1USD	Rp17,310.00	Rp16,630.00	Rp16,600.00
Russia	Zero Cpn 3m	15.60%	15.60%	15.60%
	10 yr bond	15.99%	15.99%	15.99%
	currency local per 1USD	₽74.93	₽80.80	₽82.00
USD Denominated Bonds	Mexico (10 year, Government Bond)	5.93%	5.54%	6.46%
	Indonesia (10 year, Government Bond)	4.99%	4.51%	5.40%
	Argentina (20-month, Sovereign Bond)	9.87%	10.61%	23.20%
	Romania (9 year, Sovereign Bond)	6.30%	6.04%	7.15%

8	abrdn Global Income Fund, Inc.

Portfolio of Investments (unaudited)
As of April 30, 2026

Shares or Principal Amount			Value
GOVERNMENT BONDS—41.0%
ANGOLA—1.8%
Angola Government International Bonds, 9.13%, 11/26/2049(a)		$701,000	$ 669,715
ARGENTINA—4.0%
Argentina Republic Government International Bonds
5.00%, 01/09/2038(b)(c)(d)		832,800	645,837
4.13%, 07/09/2046(b)(c)(d)		1,204,850	846,407
Total Argentina			1,492,244
BENIN—0.6%
Benin Government International Bonds, 8.38%, 01/23/2041(a)(c)		200,000	207,917
BRAZIL—1.1%
Brazil Government International Bonds, 7.13%, 01/20/2037		370,000	403,652
CHILE—1.7%
Chile Government International Bonds, 4.34%, 03/07/2042(b)		719,000	633,942
DOMINICAN REPUBLIC—2.4%
Dominican Republic International Bonds, 5.88%, 01/30/2060(a)		1,030,000	892,958
ECUADOR—0.8%
Ecuador Government International Bonds, 6.90%, 07/31/2035(a)(c)		323,500	297,944
EGYPT—2.1%
Egypt Government International Bonds
7.05%, 01/15/2032(a)		414,000	407,024
7.90%, 02/21/2048(a)		424,000	366,026
Total Egypt			773,050
EL SALVADOR—1.0%
El Salvador Government International Bonds, 9.65%, 11/21/2054(a)(b)(c)		343,000	385,463
GHANA—0.3%
Ghana Government International Bonds
0.00%, 07/03/2026(a)(c)(e)		3,080	3,048
5.00%, 07/03/2029(a)(c)(d)		81,524	79,721
0.00%, 01/03/2030(a)(c)(e)		13,873	12,219
Total Ghana			94,988
HONDURAS—0.6%
Honduras Government International Bonds, 8.63%, 11/27/2034(a)(b)		200,000	229,314
HUNGARY—1.1%
Hungary Government Bonds, 6.75%, 10/22/2028	HUF	123,150,000	404,075
INDONESIA—2.2%
Indonesia Government International Bonds
7.75%, 01/17/2038(a)		$100,000	120,461
3.70%, 10/30/2049		935,000	683,414
Total Indonesia			803,875
JORDAN—0.9%
Jordan Government International Bonds, 7.50%, 01/13/2029(a)		324,000	336,289
	Shares or Principal Amount		Value

KENYA—1.0%
Republic of Kenya Government International Bonds, 8.25%, 02/28/2048(a)		$422,000	$ 380,331
KYRGYZSTAN—0.5%
Kyrgyz Republic International Bonds, 7.75%, 06/03/2030(a)		200,000	204,136
MALAYSIA—2.8%
Malaysia Government Bonds
4.23%, 06/30/2031	MYR	1,100,000	288,144
3.83%, 07/05/2034		800,000	205,244
3.76%, 05/22/2040		1,000,000	249,614
4.07%, 06/15/2050		1,100,000	278,577
Total Malaysia			1,021,579
MEXICO—0.7%
Mexico Bonos, 7.75%, 11/13/2042	MXN	5,145,500	247,150
NIGERIA—1.1%
Nigeria Government International Bonds, 7.63%, 11/28/2047(a)		$435,000	424,078
OMAN—4.3%
Oman Government International Bonds, 7.00%, 01/25/2051(a)		1,400,000	1,580,697
PERU—3.2%
Peru Government International Bonds, 6.90%, 08/12/2037(a)	PEN	4,138,000	1,194,226
SOUTH AFRICA—3.4%
Republic of South Africa Government Bonds, 8.75%, 01/31/2044	ZAR	8,279,700	468,537
Republic of South Africa Government International Bonds
7.10%, 11/19/2036(a)		$400,000	417,827
5.00%, 10/12/2046		516,000	384,924
Total South Africa			1,271,288
TURKEY—2.3%
Istanbul Metropolitan Municipality, 10.50%, 12/06/2028(a)(b)		200,000	216,213
Turkiye Government Bonds, 10.28%, 09/15/2027	TRY	21,935,400	348,356
Turkiye Government International Bonds, 9.38%, 01/19/2033		$271,000	306,884
Total Turkey			871,453
UZBEKISTAN—0.6%
National Bank of Uzbekistan, 8.50%, 07/05/2029(a)(b)		200,000	214,240
ZAMBIA—0.5%
Zambia Government International Bonds, 5.75%, 06/30/2033(a)(c)(d)		182,917	180,022
Total Government Bonds			15,214,626
CORPORATE BONDS—38.1%
AUSTRALIA—6.0%
Australia & New Zealand Banking Group Ltd., (fixed rate to 02/10/2033, variable rate thereafter), 6.74%, 02/10/2038(a)(b)	AUD	1,000,000	737,949
Commonwealth Bank of Australia, (fixed rate to 03/15/2033, variable rate thereafter), 6.70%, 03/15/2033(b)		1,000,000	737,294

abrdn Global Income Fund, Inc.	9

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2026

Shares or Principal Amount			Value
CORPORATE BONDS (continued)
AUSTRALIA (continued)
Westpac Banking Corp.
(fixed rate to 06/23/2033, variable rate thereafter), 6.93%, 06/23/2033(a)(b)	AUD	700,000	$ 522,445
(fixed rate to 11/15/2033, variable rate thereafter), 7.20%, 11/15/2033(b)		300,000	227,283
Total Australia			2,224,971
BARBADOS—0.6%
Sagicor Financial Co. Ltd., 5.30%, 05/13/2028(a)(b)		$210,000	210,553
BRAZIL—2.9%
BRF SA, 5.75%, 09/21/2050(a)(b)		200,000	162,222
Minerva Luxembourg SA, 8.88%, 09/13/2033(a)(b)		200,000	213,297
Samarco Mineracao SA, 9.500% Cash or 9.000% PIK, 06/30/2031(a)(b)		479,613	481,179
Yinson Boronia Production BV, 8.95%, 07/31/2042(a)(b)(c)		194,291	214,273
Total Brazil			1,070,971
COLOMBIA—1.4%
Ecopetrol SA, 8.88%, 01/13/2033(b)		105,000	112,774
Empresas Publicas de Medellin ESP, 4.38%, 02/15/2031(a)(b)		437,000	400,770
Total Colombia			513,544
DOMINICAN REPUBLIC—0.5%
AES Espana BV, 5.70%, 05/04/2028(a)(b)		202,000	197,980
FRANCE—0.5%
BNP Paribas SA, VRN, (fixed rate to 02/25/2030, variable rate thereafter), 4.50%, 02/25/2030(a)(f)		200,000	185,973
GEORGIA—1.5%
Georgian Railway JSC, 4.00%, 06/17/2028(a)(b)		359,000	345,841
TBC Bank JSC, VRN, (fixed rate to 07/30/2029, variable rate thereafter), 10.25%, 07/30/2029(a)(f)		200,000	214,248
Total Georgia			560,089
INDIA—1.0%
Greenko Wind Projects Mauritius Ltd., 7.25%, 09/27/2028(a)(b)(c)		197,000	198,763
India Green Power Holdings, 4.00%, 02/22/2027(a)(b)(c)		160,000	157,432
Total India			356,195
INDONESIA—1.6%
Medco Laurel Tree Pte. Ltd., 6.95%, 11/12/2028(a)(b)		221,000	221,685
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 5.25%, 10/24/2042(a)		400,000	357,173
Total Indonesia			578,858
ISRAEL—0.4%
Leviathan Bond Ltd., 6.50%, 06/30/2027(a)(b)		161,323	161,895
Shares or Principal Amount			Value

JAMAICA—0.6%
NCB Financial Group Ltd., 11.00%, 07/31/2030(a)(b)		$200,000	$ 208,750
KAZAKHSTAN—1.7%
KazMunayGas National Co. JSC, 5.75%, 04/19/2047(a)		670,000	638,520
MEXICO—5.2%
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico, VRN, (fixed rate to 01/18/2028, variable rate thereafter), 5.13%, 01/18/2028(a)(b)		470,000	462,515
Comision Federal de Electricidad, 6.05%, 01/28/2034(a)(b)		200,000	197,476
Petroleos Mexicanos
Series 14-2, 7.47%, 11/12/2026	MXN	1,472,800	83,830
Series 14-2, 7.47%, 11/12/2026		1,472,700	83,824
6.75%, 09/21/2047		$851,000	716,770
Saavi Energia SARL, 8.88%, 02/10/2035(a)(b)		341,000	379,294
Total Mexico			1,923,709
NIGERIA—0.6%
IHS Holding Ltd., 8.25%, 11/29/2031(a)(b)		200,000	209,199
PERU—0.8%
Petroleos del Peru SA, 5.63%, 06/19/2047(a)		400,000	281,980
PHILIPPINES—0.7%
International Container Terminal Services, Inc., 4.75%, 06/17/2030(a)		260,000	262,066
RUSSIA—0.0%
Sovcombank Via SovCom Capital DAC, (fixed rate to 05/06/2030, variable rate thereafter), 7.75%, 05/06/2030(a)(f)(g)(h)(i)		250,000	–
SERBIA—0.5%
Telecommunications Co. Telekom Srbija AD Belgrade, 7.00%, 10/28/2029(a)(b)		200,000	200,259
SINGAPORE—0.9%
Puma International Financing SA, 7.75%, 04/25/2029(a)(b)		331,000	340,054
SOUTH AFRICA—3.0%
Eskom Holdings, 0.00%, 12/31/2032(e)	ZAR	28,700,000	729,234
Sasol Financing USA LLC, 5.50%, 03/18/2031(b)		$400,000	377,067
Total South Africa			1,106,301
TOGO—0.6%
Ecobank Transnational, Inc., 10.13%, 10/15/2029(a)		200,000	215,109
TRINIDAD—1.3%
Heritage Petroleum Co. Ltd., 9.00%, 08/12/2029(a)(b)		291,000	296,995
Port of Spain Waterfront Development, 7.88%, 02/19/2040(a)(b)(c)		186,667	192,192
Total Trinidad			489,187

10	abrdn Global Income Fund, Inc.

Portfolio of Investments (unaudited)  (continued)
As of April 30, 2026

Shares or Principal Amount		Value
CORPORATE BONDS (continued)
TURKEY—1.8%
Turkiye Sinai Kalkinma Bankasi AS, VRN, (fixed rate to 03/21/2029, variable rate thereafter), 9.75%, 03/21/2029(a)(f)	$200,000	$ 206,339
WE Soda Investments Holding PLC, 9.50%, 10/06/2028(a)(b)	275,000	277,705
Yapi ve Kredi Bankasi AS, VRN, (fixed rate to 03/11/2031, variable rate thereafter), 7.55%, 06/11/2036(a)(b)	204,000	201,639
Total Turkey		685,683
UKRAINE—1.0%
Kernel Holding SA, 6.75%, 10/27/2027(a)(b)(h)	206,000	198,959
Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/2026(a)(g)(h)	236,403	184,396
Total Ukraine		383,355
UNITED STATES—1.1%
Affinity Interactive, 6.88%, 12/15/2027(a)(b)	273,000	168,857
Frontier Communications Holdings LLC, 5.00%, 05/01/2028(a)(b)	48,000	48,000
Hyundai Capital America, 6.38%, 04/08/2030(a)(b)	200,000	210,177
Total United States		427,034
UZBEKISTAN—1.3%
Jscb Agrobank, 9.25%, 10/02/2029(a)	200,000	217,472
Uzbekneftegaz JSC, 8.75%, 05/07/2030(a)	249,000	267,558
Total Uzbekistan		485,030
ZAMBIA—0.6%
First Quantum Minerals Ltd., 8.63%, 06/01/2031(a)(b)	200,000	208,541
Total Corporate Bonds		14,125,806
COMMON STOCKS—0.0%
FRANCE—0.0%
Luxco Co. Ltd.(i)(j)	517	6,523
Total Common Stocks		6,523
WARRANTS—0.0%
BRAZIL—0.0%
OAS SA(b)(h)(i)(j)	61,465	–
UNITED STATES—0.0%
OAS Restructuring BVI Ltd.(b)(g)(i)(j)	73,666	–
Total Warrants		–
Shares or Principal Amount		Value
SHORT-TERM INVESTMENT—55.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(k)	20,596,161	$ 20,596,161
Total Short-Term Investment		20,596,161
Total Investments (Cost $49,068,870)(l)—134.6%		49,943,116
Long Term Debt Securities		(15,800,000)
Other Assets in Excess of Liabilities—8.0%		2,972,300
Net Assets—100.0%		$37,115,416

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Sinkable security.
(d)	Step bond. Rate disclosed is as of April 30, 2026.
(e)	Zero coupon bond.
(f)	Perpetual maturity. Maturity date presented represents the next call date.
(g)	Security is in default.
(h)	The Fund’s investment manager has deemed this security to be illiquid based upon procedures approved by the Board of Directors. Illiquid securities held by the Fund represent 1.1% of net assets as of April 30, 2026.
(i)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(j)	Non-income producing security.
(k)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of April 30, 2026.
(l)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD	Australian Dollar
EUR	Euro Currency
GBP	British Pound Sterling
HUF	Hungarian Forint
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

As of April 30, 2026, the Fund held the following forward foreign currency contracts:

Purchase Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
05/14/2026	BNP Paribas S.A.	GBP	210,347	USD	284,010	$286,225	$2,215
05/14/2026	Morgan Stanley & Co.	GBP	618,599	USD	834,504	841,745	7,241
abrdn Global Income Fund, Inc.	11

Portfolio of Investments (unaudited)  (concluded)
As of April 30, 2026

Purchase Contracts Settlement Date*	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Euro/United States Dollar
05/14/2026	HSBC Bank PLC	EUR	3,413,249	USD	3,993,969	$4,007,613	$13,644
05/14/2026	HSBC Bank PLC	EUR	100,616	USD	118,482	118,136	(346)
05/14/2026	Morgan Stanley & Co.	EUR	546,000	USD	639,445	641,077	1,632
Total						$5,894,796	$24,386

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/British Pound
05/14/2026	UBS AG	USD	1,636,249	GBP	1,233,732	$1,678,773	$(42,524)
United States Dollar/Euro
05/14/2026	BNP Paribas S.A.	USD	5,021,332	EUR	4,340,850	5,096,741	(75,409)
05/14/2026	HSBC Bank PLC	USD	117,970	EUR	100,000	117,413	557
05/14/2026	UBS AG	USD	99,970	EUR	85,437	100,315	(345)
Total						$6,993,242	$(117,721)
Unrealized appreciation on forward foreign currency exchange contracts							$25,289
Unrealized depreciation on forward foreign currency exchange contracts							$(118,624)

*	Certain contracts with different trade dates and like characteristics have been shown net.

As of April 30, 2026, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Paid Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
USD	7,350,000	03/17/2033	Morgan Stanley	Receive	1-day SOFR	3.38%	Annually	$-	$195,553	$195,553
USD	4,700,000	08/23/2029	Morgan Stanley	Receive	1-day SOFR	3.40%	Annually	(28)	59,696	59,724
USD	4,750,000	03/17/2032	Morgan Stanley	Receive	1-day SOFR	3.40%	Annually	33,975	93,862	59,887
								$33,947	$349,111	$315,164
USD	1,000,000	03/17/2032	Morgan Stanley	Pay	1-day SOFR	3.40%	Annually	(17,776)	(19,449)	(1,673)
								$(17,776)	$(19,449)	$(1,673)
								$16,171	$329,662	$313,491

See accompanying Notes to Financial Statements.
12	abrdn Global Income Fund, Inc.

Statement of Assets and Liabilities  (unaudited)
As of April 30, 2026

Assets
Investments, at value (cost $28,472,709)	$ 29,346,955
Short-term investments, at value (cost $20,596,161)	20,596,161
Foreign currency, at value (cost $1,429,476)	1,440,861
Cash	134,029
Cash at broker for interest rate swaps	465,272
Receivable for investments sold	666,298
Interest and dividends receivable	518,514
Unrealized appreciation on forward foreign currency exchange contracts	25,289
Prepaid expenses in connection with revolving credit facility	9,908
Prepaid expenses	5,782
Total assets	53,209,069
Liabilities
Revolving Credit Facility payable (Note 7)	15,800,000
Unrealized depreciation on forward foreign currency exchange contracts	118,624
Investment management fees payable (Note 3)	32,110
Director fees payable	19,528
Variation margin payable on centrally cleared swap contracts	14,835
Investor relations fees payable (Note 3)	7,111
Administration fees payable (Note 3)	6,175
Deferred foreign capital gains tax (Note 2j)	8
Other accrued expenses	95,262
Total liabilities	16,093,653

Net Assets	$37,115,416
Composition of Net Assets
Common stock (par value $0.001 per share) (Note 5)	$ 13,509
Paid-in capital in excess of par	54,107,652
Accumulated loss	(17,005,745)
Net Assets	$37,115,416
Net asset value per share based on 13,508,920 shares issued and outstanding	$2.75

See accompanying Notes to Financial Statements.
abrdn Global Income Fund, Inc.	13

Statement of Operations  (unaudited)
For the Six-Month Period Ended April 30, 2026

Net Investment Income
Investment Income:
Interest and amortization/accretion of discount and premium and other income (net of foreign withholding taxes of $14,506)	$ 2,036,001
Total investment income	2,036,001
Expenses:
Investment management fee (Note 3)	179,988
Directors' fees and expenses	115,086
Independent auditors’ fees and tax expenses	49,585
Administration fee (Note 3)	34,613
Investor relations fees and expenses (Note 3)	26,948
Reports to shareholders and proxy solicitation	24,040
Custodian’s fees and expenses	18,338
Transfer agent’s fees and expenses	11,924
Bank loan fees and expenses	9,142
Legal fees and expenses	8,958
Insurance expense	3,632
Miscellaneous	23,921
Total operating expenses, excluding interest expense	506,175
Interest expense (Note 7)	415,029
Total operating expenses before reimbursed/waived expenses	921,204
Less: Investor relations fee waiver (Note 3)	(17,219)
Net expenses	903,985

Net Investment Income	1,132,016
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (Note 2j)	(211,741)
Interest rate swaps	135,556
Forward foreign currency exchange contracts	475,093
Foreign currency transactions	72,662
471,570
Net change in unrealized appreciation/depreciation on:
Investments (including change in deferred foreign capital gains tax of $2,982) (Note 2j)	(67,833)
Interest rate swaps	147,481
Forward foreign currency exchange contracts	(182,461)
Foreign currency translation	332,642
229,829
Net realized and unrealized gain from investments, interest rate swaps, forward foreign currency exchange and foreign currencies	701,399
Change in Net Assets Resulting from Operations	$1,833,415

See accompanying Notes to Financial Statements.
14	abrdn Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2026 (unaudited)	For the Year Ended October 31, 2025
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$1,132,016	$2,686,766
Net realized gain/(loss) from investments, interest rate swaps, forward foreign currency exchange contracts and foreign currency transactions	471,570	(1,109,198)
Net change in unrealized appreciation on investments, interest rate swaps, forward foreign currency exchange and foreign currency translations	229,829	2,595,819
Net increase in net assets resulting from operations	1,833,415	4,173,387
Distributions to Shareholders From:
Distributable earnings	(5,665,776)	(2,501,039)
Return of capital	–	(8,802,689)
Net decrease in net assets from distributions	(5,665,776)	(11,303,728)
Reinvestment of dividends resulting in the issuance of 32,378 and 42,092 shares of common stock, respectively	97,603	246,340
Change in net assets	(3,734,758)	(6,884,001)
Net Assets:
Beginning of period	40,850,174	47,734,175
End of period	$37,115,416	$40,850,174
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn Global Income Fund, Inc.	15

Statement of Cash Flows  (unaudited)
For the Six-Month Period Ended  April 30, 2026

Cash flows from operating activities:
Net increase/(decrease) in net assets resulting from operations	$ 1,833,415
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(5,966,541)
Investments sold and principal repayments	28,971,274
Net change in short-term investments, excluding foreign government bonds	(17,106,613)
Net amortization/accretion of premium/(discount)	(217,855)
Net payment-in-kind interest income	(21,706)
Increase in cash due to broker	(135,410)
Decrease in interest, dividends and other receivables	426,840
Net change in unrealized depreciation on forward foreign currency exchange contracts	182,461
Increase in prepaid expenses	(3,843)
Decrease in interest payable on Revolving Credit Facility	(2,575)
Decrease in accrued investment management fees payable	(4,309)
Decrease in other accrued expenses	(7,292)
Net change in unrealized depreciation of investments	67,833
Net change in unrealized appreciation on foreign currency translation	(332,642)
Net realized loss on investments transactions	211,741
Net cash provided by operating activities	7,894,778
Cash flows from financing activities:
Repayment of Revolving Credit Facility	(1,000,000)
Distributions paid to shareholders	(5,568,173)
Decrease in variation margin for swap contracts	20,746
Net cash used in financing activities	(6,547,427)
Effect of exchange rate on cash	11,579
Net change in cash	1,358,930
Unrestricted and restricted cash and foreign currency, beginning of period	681,232
Unrestricted and restricted cash and foreign currency, end of period	$2,040,162
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowing	$417,604
See accompanying Notes to Financial Statements.
16	abrdn Global Income Fund, Inc.

Statement of Cash Flows  (unaudited)  (concluded)
For the Six-Month Period Ended  April 30, 2026

Reconciliation of unrestricted and restricted cash to the statement of assets and liabilities
Cash	$ 134,029
Foreign currency, at value	1,440,861
Cash at broker for interest rate swaps	465,272
$2,040,162

See accompanying Notes to Financial Statements.
abrdn Global Income Fund, Inc.	17

Financial Highlights

	For the Six-Month Period Ended April 30,	For the Fiscal Years Ended October 31,
	2026 (unaudited)	2025	2024	2023	2022	2021
PER SHARE OPERATING PERFORMANCE:
Net asset value per common share, beginning of period	$3.03	$3.55	$3.74	$3.98	$6.28	$6.55
Net investment income(a)	0.08	0.20	0.20	0.19	0.25	0.31
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	0.06	0.12	0.45	0.24	(1.92)	0.22
Total from investment operations applicable to common shareholders	0.14	0.32	0.65	0.43	(1.67)	0.53
Distributions to common shareholders from:
Net investment income	(0.42)	(0.19)	(0.21)	(0.19)	(0.10)	(0.21)
Return of capital	–	(0.65)	(0.63)	(0.65)	(0.74)	(0.63)
Total distributions	(0.42)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Capital Share Transactions:
Impact of shelf offering	–	–	–	0.17	0.21	0.04
Net asset value per common share, end of period	$2.75	$3.03	$3.55	$3.74	$3.98	$6.28
Market price, end of period	$2.61	$2.92	$5.84	$6.09	$4.50	$8.35
Total Investment Return Based on(b):
Market price	2.97%	(40.98%)	12.07%	58.66%	(37.38%)	36.38%
Net asset value	4.56%	0.75%(c)	10.93%(c)	10.17%	(26.36%)	6.49%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$37,115	$40,850	$47,734	$50,128	$43,778	$55,666
Average net assets applicable to common shareholders (000 omitted)	$39,228	$43,731	$50,816	$51,781	$48,635	$58,918
Gross operating expenses, excluding fee waivers	4.74%(d)	4.92%	5.31%	4.59%	3.18%	2.66%
Net operating expenses, net of fee waivers	4.65%(d)	4.85%	5.28%	4.53%	3.11%	2.62%
Net operating expenses, excluding interest expense, net of fee waivers	2.51%(d)	2.38%	2.50%	2.38%	2.25%	2.19%
Net Investment income	5.82%(d)	6.14%	5.29%	4.70%	5.06%	4.57%
Portfolio turnover	11%(e)	31%	34%	35%	39%	44%
Senior securities:
Revolving Credit Facility outstanding (000 omitted)	$15,800	$16,800	$22,050	$20,350	$17,350	$21,900
Asset coverage per $1000 on senior securities at period end(f)	$3,349	$3,432	$3,165	$3,463	$3,523	$3,542

(a)	Based on average shares outstanding. See accompanying Notes to Financial Statements.
18	abrdn Global Income Fund, Inc.

Financial Highlights  (concluded)

(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the net asset value ("NAV") per share and/or financial statement adjustments.
(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage per $1,000 is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any senior securities, which includes the revolving credit facility and then multiplying by $1,000.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn Global Income Fund, Inc.	19

Notes to  Financial Statements (unaudited)
April 30, 2026

1.  Organization
abrdn Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, management investment company. The Fund is diversified for purposes of 1940 Act. Pursuant to guidance from the Securities and Exchange Commission (the "SEC"), the Fund's classification changed from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund's Board of Directors (the "Board") upon 60 days prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries and/or regions contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2026, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, United Kingdom and the United States. New Zealand was added to the FTSE World Government Bond Index in November 2022. "Investment Grade Developing Markets" are those countries and /or regions that are not Developed Markets, and whose sovereign debt is rated not less than Baa3 by Moody's Investor Services ("Moody's") or BBB- by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or comparably rated by another appropriate nationally or internationally recognized rating agency. As of April 30, 2026, "Investment Grade Developing Markets" are comprised of the following countries and/or regions: Andorra, Aruba,  Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Denmark, Estonia, Hungary, Iceland, India, Indonesia, Isle of Man, Jersey, Kazakhstan, Republic of Korea (South Korea), Kuwait, Latvia, Liechtenstein, Lithuania, Luxembourg, Macao, Malta, Mauritius, Montserrat, Panama, Peru, Philippines, Portugal, Qatar, Romania, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates (U.A.E.), and Uruguay. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade
Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. Fixed income securities of issuers in Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that

20	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value ("NAV") as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Valuation Designee generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund  sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

abrdn Global Income Fund, Inc.	21

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.
The following is a summary of the inputs used as of April 30, 2026 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$–	$–	$6,523	$6,523
Corporate Bonds	–	14,125,806	–	14,125,806
Government Bonds	–	15,214,626	–	15,214,626
Warrants	–	–	–	–
Short-Term Investment	20,596,161	–	–	20,596,161
Total Investments	$20,596,161	$29,340,432	$6,523	$49,943,116
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$315,164	$–	$315,164
Foreign Currency Exchange Contracts	–	25,289	–	25,289
Total Other Financial Instruments	–	340,453	–	340,453
Total Investment Assets	$20,596,161	$29,680,885	$6,523	$50,283,569
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(1,673)	$–	$(1,673)
Foreign Currency Exchange Contracts	–	(118,624)	–	(118,624)
Total Investment Liabilities	$–	$(120,297)	$–	$(120,297)
Amounts listed as “–” are $0 or round to $0.
During the six-month period ended April 30, 2026, there have been no transfers between levels and no significant changes to the fair valuation methodologies. Level 3 investments held during and at the end of the period in relation to net assets were not significant (0.02% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2026 is not presented.
b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended
(the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:

22	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period. The effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reported period is reported in the accompanying Statement of Cash Flows within the investments sold and principal repayments caption.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Rights Issues and Warrants:
Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.
e.  Derivative Financial Instruments:
The Fund is authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts:
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2026, the Fund used forward contracts to hedge its currency exposure.
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

abrdn Global Income Fund, Inc.	23

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

Swaps:
A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.
Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd – Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.
Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund's exposure to the counterparty.
Interest Rate Swaps:
The Fund may use interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

Summary of Derivative Instruments:
The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2026:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Total

Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$25,289	$25,289
Swap Contracts	315,164	–	315,164
Total	$315,164	$25,289	$340,453
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Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Total
Liabilities:
Unrealized depreciation on:
Forward Foreign Currency Exchange Contracts	$–	$118,624	$118,624
Swap Contracts	1,673	–	1,673
Total	$1,673	$118,624	$120,297
Amounts listed as “–” are $0 or round to $0.
The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2026 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amount	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description	Assets				Liabilities
Foreign Currency Exchange Contracts
BNP Paribas S.A.	$2,215	$(2,215)	$–	$–	$75,409	$(2,215)	$–	$73,194
HSBC Bank PLC	14,201	(346)	–	13,855	346	(346)	–	–
Morgan Stanley & Co.	8,873	–	–	8,873	–	–	–	–
UBS AG	–	–	–	–	42,869	–	–	42,869
Amounts listed as “–” are $0 or round to $0.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2026:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Total

Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$–	$475,093	$475,093
Swap Contracts	135,556	–	135,556
Total	$135,556	$475,093	$610,649
abrdn Global Income Fund, Inc.	25

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Total
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations:
Forward Foreign Currency Exchange Contracts	$–	$(182,461)	$(182,461)
Swap Contracts	147,481	–	147,481
Total	$147,481	$(182,461)	$(34,980)
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2026. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2026.
Derivative	Average Monthly Notional Value
Swap Contracts at Notional Amount	$17,216,667
Foreign Currency Contracts Purchased	$7,209,418
Foreign Currency Contracts Sold	$8,215,790
f.  Bank Loans:
The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
See “Bank Loan Risk” under “Portfolio Investment Risks” for information regarding the risks associated with an investment in bank loans.
g.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.
h.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
i.  Federal Income Taxes:
The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), and to make

26	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2025 are subject to such review.
j.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under U.S. GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any,  is reported on the Statement of Assets and Liabilities.
k.  Payment-In-Kind:
The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind ("PIK") the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.
3.  Agreements and Transactions with Affiliates
Investment Manager, Investment Sub-Adviser and Fund Administrator:
abrdn Asia serves as the Investment Manager to the Fund, pursuant to a management agreement (the “Management Agreement”). abrdn Investments Limited (the "Sub-Adviser") serves as the sub-adviser, pursuant to a sub-advisory agreement. The Investment Manager and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of Aberdeen Group plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of Aberdeen Group plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.
The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Sub-Adviser is paid by the Investment Manager, not the Fund.
The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.
For the six-month period ended April 30, 2026, the Fund paid the Investment Manager $179,988.
abrdn Inc., an affiliate of the Advisers, is the Fund’s administrator, pursuant to an agreement under which abrdn Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2026, abrdn Inc. earned $34,613 from the Fund for administration services.
Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn Inc.
During the six-month period ended April 30, 2026, the Fund incurred investor relations fees of approximately $26,948. For the six-month period ended April 30, 2026, abrdn Inc. bore $17,219 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.

abrdn Global Income Fund, Inc.	27

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2026, were $5,564,546 and $28,726,831, respectively.
5.  Capital
The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the six-month period ended April 30, 2026, the Fund reinvested 32,378 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of April 30, 2026, there were 13,508,920 shares of common stock issued and outstanding.
6.  Open Market Repurchase Policy
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding shares of common stock, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six-month period ended April 30, 2026, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase during each 12-month period ended October 31 up to 12% of its outstanding shares of common stock outstanding as of October 31 of the prior year.
7.  Credit Facility
The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.
The Fund’s $25,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 1-year term on February 24, 2026 (“Revolving Credit Facility”) to extend the scheduled commitment termination date to February 23, 2027. As of April 30, 2026, the balance of the loan outstanding was $15,800,000. For the six-month period ended April 30, 2026 the average interest rate on the loan facility was 4.97% and the average balance was $16,606,630. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.
The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and could involve penalties. Additionally, such liquidations often involve selling off portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2026, the Fund incurred expenses of approximately $9,142.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

28	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

8.  Portfolio Investment Risks
a.  Bank Loan Risk:
There are some risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Additionally, in certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as the Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself and common law fraud protections under applicable state law.
b.  Credit and Market Risk:
A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the actual or perceived financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund's investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health issues like pandemics or epidemics, and other circumstances in one country or region could have profound impacts on global economies or markets.
c.  Emerging Markets Risk:
The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign
Securities and Currencies” below). Additional risks associated with investing in emerging markets include, among other things, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, and the nationalization of foreign deposits or assets.
d.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
e.  High-Yield Bonds and Other Lower-Rated Securities Risk:
The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
f.  Interest Rate Risk:
The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.
The Fund may be subject to a greater interest rate risk due to a changing interest rate environment and the effect of potential government monetary and fiscal policy initiatives and resulting market reaction to those initiatives.
Changes in interest rates or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its holdings.

abrdn Global Income Fund, Inc.	29

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

g.  Risk Associated with Foreign Securities and Currencies:
Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.
Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2026, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$48,872,405	$3,208,261	$(1,917,394)	$1,290,867
11.  Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted disclosures only and did not affect the Fund's financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources.
The Chief Financial Officer of the Fund acts as the Fund's CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund's asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund's portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements. Segment assets are reflected on the Fund's Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
12.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund has adopted ASU 2023-09 as of December 31, 2025.
13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2026, other than as noted below.

30	abrdn Global Income Fund, Inc.

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2026

On May 18, 2026, the abrdn Asia-Pacific Income Fund, Inc. (“FAX”) announced that it had successfully completed the reorganization of the Fund into FAX after the close of regular business on May 15, 2026 (the "Reorganization"). In the Reorganization, common shareholders of the Fund received an amount of common shares of FAX with a net asset value equal to the aggregate net asset value of their holdings of the Fund’s common shares, as determined at the close of regular business on May 15, 2026. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganization was structured as a tax-free transaction. The Fund was removed from its listing exchange, NYSE American LLC, and the Fund’s website was deactivated, on May 18, 2026.

abrdn Global Income Fund, Inc.	31

Supplemental Information (Unaudited)

Results of Special Meeting of Stockholders
On April 14, 2026, the abrdn Global Income Fund, Inc. (NYSE American: FCO) (the “Fund” or “FCO”) announced that, at its Special Meeting of Stockholders held on April 13, 2026 (the “Special Meeting”), stockholders approved the reorganization of FCO into abrdn Asia-Pacific Income Fund, Inc. (NYSE American: FAX) (“FAX”).
The proposals and voting results are set forth below:
As of the record date, December 12, 2025, FCO had 13,476,542 shares of common stock outstanding. Of these shares, 65.85% were voted at the Special Meeting, representing a quorum. Stockholders voted on the following proposals:
1. Approval of the Agreement and Plan of Reorganization between FCO and FAX.
2. Approval of the liquidation and dissolution of FCO. The Liquidation would only occur if the Liquidation Plan is approved by stockholders of the Acquired Fund and the Reorganization is not approved by stockholders of the Acquired Fund or is not consummated for any other reason. If only the Reorganization Agreement is approved, or if both the Reorganization Agreement and the Liquidation Plan are approved, the Reorganization will occur.
Proposal	Votes For	Votes Against/ Withheld	Votes Abstained
1	6,817,678	1,712,801	343,712
2	6,614,103	1,880,729	379,361
On May 18, 2026, FAX announced that the reorganization of FCO into FAX was completed after the close of regular business on May 15, 2026 (the “Reorganization”). In the Reorganization, FCO common stockholders received FAX common shares with an aggregate net asset value equal to the aggregate net asset value of their FCO common stock, as determined at the close of regular business on May 15, 2026. As a result, FCO common stockholders received 0.176821 newly issued FAX common stock for each share of FCO common stock held. Any fractional shares were paid in cash to the applicable holder. The Reorganization was structured as a tax-free transaction.
32	abrdn Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE American, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE American or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

abrdn Global Income Fund, Inc.	33

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

34	abrdn Global Income Fund, Inc.

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Corporate Information

Directors
Rahn Porter, Chair effective May 27, 2026*
Radhika Ajmera
Christian Pittard
Moritz Sell
* P. Gerald Malone was a Director and Chair as of April 30, 2026 and retired from the Board effective May 27, 2026 as presented in the annual proxy.
Investment Manager
abrdn Asia Limited
7 Straits View
#23-04 Marina One East Tower
Singapore 018936
Investment Sub-Adviser
abrdn Investments Limited
1 George Street
Edinburgh, EH2 2LL
United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

The Financial Statements as of April 30, 2026, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FCO-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Nov. 1, 2025 — Nov. 30, 2025)	—	—	—	1,347.654
Month #2 (Dec. 1, 2025 — Dec. 31, 2025)	—	—	—	1,347.654
Month #3 (Jan. 1, 2026 — Jan. 31, 2026)	—	—	—	1,347.654
Month #4 (Feb. 1, 2026 — Feb. 28, 2026)	—	—	—	1,347.654
Month #5 (Mar. 1, 2026 — Mar. 31, 2026)	—	—	—	1,347.654
Month #6 (Apr. 1, 2026 — Apr. 30, 2026)	—	—	—	1,347.654
Total	—	—	—

(1)	On March 1, 2001, the Board of Trustees approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of October 31 of the prior year. For the period ended April 30, 2026, the Fund did not repurchase any shares through this program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2026, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Income Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of abrdn Global Income Fund, Inc.

Date: July 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of abrdn Global Income Fund, Inc.

Date: July 9, 2026

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of abrdn Global Income Fund, Inc.

Date: July 9, 2026